UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2022, CIRCOR International, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended April 3, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e) In conjunction with the title changes described in Item 8.01 below, the Company’s Compensation Committee (the “Committee”) has approved the certain changes to Messrs. Najjar’s and Sharma’s compensation packages. For Mr. Najjar, the Committee approved an increase in base salary to $665,000, per annum, and an increase in his annual short-term incentive bonus target to 75% of his base salary. His target long-term incentive award remains the same at $500,000. For Mr. Sharma, the Committee approved an increase in base salary to $499,000, per annum, and an increase in his annual short-term incentive bonus target to 65% of his base salary. His target long-term incentive award of $400,000 remains unchanged. The change to Messrs. Najjar’s and Sharma’s base salary is effective August 22, 2022, and their short-term incentive target is effective for calendar year 2022.

Item 8.01. Other Events.

On August 10, 2022, the Company’s Board of Directors approved the change of Tony Najjar’s officer title to President & Chief Executive Officer and Arjun “AJ” Sharma’s officer title to Chief Financial Officer and Senior Vice President of Business Development. Mr. Najjar’s previous title was Chief Operating Officer and Interim President and Chief Executive Officer, and Mr. Sharma’s previous title was Senior Vice President of Business Development and Interim Chief Financial Officer. Mr. Najjar will continue to be the Company’s principal executive officer and Mr. Sharma will continue to be the Company’s principal financial officer for purposes of SEC public company disclosure rules.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No. Description

99.1	CIRCOR Reports First-Quarter 2022 Financial Results; Announces the Appointment of Tony Najjar as President and Chief Executive Officer and Arjun Sharma as Chief Financial Officer
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.
August 11, 2022	/s/ Jessica W. Wenzell
Jessica W. Wenzell
General Counsel & Chief People Officer